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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                Date of Report:

                         McDERMOTT INTERNATIONAL, INC.


            (Exact name of registrant as specified in its charter)


     Republic of Panama              1-8430               72-0593134
(State or other jurisdiction      (Commission           (IRS Employer
  of incorporation)                 File No.)        Identification No.)


       1450 Poydras Street
     New Orleans, Louisiana                         70112-6050
(Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (504) 587-5400



         ______________________________________________________________
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

            See the attached press release dated December 5, 1995.
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                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               McDERMOTT INTERNATIONAL, INC.


                               By /s/ L. R. Purtell
                                  -----------------------------
                                  Name:  Lawrence R. Purtell
                                  Title: Senior Vice President

December 15, 1995
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                                 EXHIBIT INDEX

  The following exhibit is attached hereto and incorporated herein by reference.

Exhibit
Number                                            Description
------                                            -----------

99.1                                  McDermott International, Inc.'s press
                                      release dated December 5, 1995.